UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 9, 2021

Entergy Texas, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-34360	61-1435798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Grogans Mill Road, The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(409) 981-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities.

On November 9, 2021, Entergy Texas, Inc. (the “Company”) sold 150,000 shares of its 5.10% Series B Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series B Preferred Stock”) to an affiliate of the Company for an aggregate purchase price of $3,750,000. The Series B Preferred Stock was offered and sold in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that the transaction did not involve a public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a Statement of Resolution (the “Resolution”) with the Secretary of State of the State of Texas that established the designations, privileges, preferences, rights and restrictions of its Series B Preferred Stock, which Resolution became effective on November 9, 2021. The Series B Preferred Stock has a dividend rate of 5.10% and may be redeemed by the Company upon five days’ notice at a redemption price of: (i) $25.50 per share, as adjusted, prior to November 1, 2026, and (ii) after November 1, 2026, $25.00 per share, as adjusted.

The foregoing descriptions of the Resolution and the terms of the Series B Preferred Stock do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Resolution, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Statement of Resolution Establishing the Series B Preferred Stock.
4.1	Statement of Resolution Establishing the Series B Preferred Stock (included as Exhibit 3.1).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Texas, Inc.
(Registrant)
Date: November 9, 2021
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer